Concentration of Risks	12 Months Ended
Dec. 31, 2025
Concentration of Risks [Abstract]
CONCENTRATION OF RISKS

3. CONCENTRATION OF RISKS

(a) Political, social, and economic risks

The Group’s operations could be adversely affected by significant political, economic, and social uncertainties in the UAE. Although the UAE government has been pursuing economic reform policies for several years, no assurance can be given that the UAE government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption, or unforeseen circumstances affecting the UAE political, economic, and social conditions. There is also no guarantee that the UAE government’s pursuit of economic reforms will be consistent or effective.

The heightened military conflict involving the United States, Israel, and Iran, which escalated significantly in February 2026, has led to profound instability in global financial and energy markets. These events, including the closure of strategic airspaces and critical maritime routes such as the Strait of Hormuz and the Red Sea, have contributed to a dramatic increase in the price of oil and gas and created widespread market uncertainty. The ongoing disruptions caused by these military actions, and the potential for further escalation, could result in protracted and severe damage to the global economy and investment climate.

The Group conducts a substantial portion of its operations in the Middle East, particularly in the UAE, where many of its officers and directors reside. As a tour operator, travel agency, and provider of event planning and management services, the Group’s business is sensitive to regional economic, political, and security conditions. The conflict between the United States and Iran may disrupt travel patterns, reduce tourism demand, and lead to airspace restrictions, border or customs closures, and flight delays. Although the Group’s operations have not yet been materially impacted, any escalation or prolongation of such conflict could materially and adversely affect its business, financial condition, and results of operations.

(b) Credit risk and Concentration

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash. As of December 31, 2025 and 2024, $3,166,572 and $1,285,202 were deposited with financial institutions located in the UAE, respectively. While the Group believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

No single customer accounted for more than 10% of the total revenue of the Group for the years ended December 31, 2025 and 2024. Two customers accounted for more than 10% of the total revenue of the Group for the year ended December 31, 2023. As of December 31, 2025, one customer accounted for approximately 12.2% of the Group’s total accounts receivable. As of December 31, 2024, no customer accounted for more than 10% of the Group’s accounts receivable.

For the years ended December 31, 2025, 2024 and 2023, there was one supplier that accounted for more than 10% of the total purchases of the Group, which accounted for approximately 20.2%, 19.8%, and 24.1% of the Group’s total purchases, respectively. As of December 31, 2025, there were three suppliers that accounted for more than 10% of the Group’s accounts payable, which accounted for approximately 21.7%, 18.4%, and 10.5% of the Group’s total accounts payable. As of December 31, 2024, no supplier accounted for more than 10% of the Group’s accounts payable.